                                EXHIBIT INDEX

Exhibit   Description of Document
Number

EX-99.a1  Articles of Incorporation of American Century Variable Portfolios II,
          Inc. (filed as Exhibit a1 to the Initial Registration Statement on
          Form N-1A of the Registrant, File No. 333-46922, filed on September
          29, 2000, incorporated herein by reference).

EX-99.a2  Articles Supplementary of American Century Variable Portfolios II,
          Inc. dated January 4, 2001 (filed as Exhibit a2 to Pre-Effective
          Amendment No. 2 to the Registration Statement of the Registrant, File
          No. 333-46922, filed on January 9, 2001 and incorporated herein by reference).

EX-99.b1  By-Laws of American Century Variable Portfolios II, Inc. (filed as
          Exhibit b1 to Pre-Effective Amendment No. 2 to the Registration
          Statement of the Registrant, File No. 333-46922, filed on January 9,
          2001 and incorporated herein by reference).

EX-99.d1  Investor Class Management Agreement between American Century Variable
          Portfolios II, Inc. and American Century Investment Management, Inc.
          dated August 1, 1997 (filed as Exhibit 5 of Post-Effective Amendment
          No. 33 to the Registration Statement on Form N-1A of American Century
          Government Income Trust, filed July 31, 1997, File No. 2-99222 and incorporated herein by reference).

EX-99.d2  Amendment to the Investor Class Management Agreement between American
          Century Variable Portfolios II, Inc. and American Century Investment
          Management, Inc. dated March 31, 1998 (filed as Exhibit 5b of
          Post-effective Amendment No. 23 of the Registration Statement on Form
          N-1A of American Century Municipal Trust, File No. 2-91229 filed March
          26, 1998 and incorporated herein by reference).

EX-99.d3  Amendment to the Investor Class Management Agreement between American
          Century Variable Portfolios II, Inc. and American Century Investment
          Management, Inc., dated July 1, 1998 (filed as Exhibit d3 of
          Post-Effective Amendment No. 39 to the Registration Statement on Form
          N-1A of American Century Government Income Trust, filed on July
          28,1999 File No. 2-99222 and incorporated herein by reference).

EX-99.d4  Amendment No. 1 to the Management Agreement between American Century
          Variable Portfolios II, Inc. and American Century Investment
          Management, Inc. (filed as Exhibit d4 to Post-Effective Amendment No.
          30 to the Registration Statement of American Century California
          Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29,
          2000 and incorporated herein by reference).

EX-99.d5  Amendment No. 2 to the Management Agreement (Investor Class) between
          American Century Variable Portfolios II, Inc. and American Century
          Investment Management, Inc., dated August 1, 2001 (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the Registration Statement of
          American Century Government Income Trust, File No. 2-99222, filed on
          July 31, 2001 and incorporated herein by reference).

EX-99.d6  Amendment No. 3 to the Management Agreement (Investor Class) between
          American Century Variable Portfolios II, Inc. and American Century
          Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
          d6 to Post-Effective Amendment No. 16 to the Registration Statement of
          American Century Investment Trust, File No. 33-65170, filed on
          November 30, 2001 and incorporated herein by reference).

EX-99.e1  Distribution Agreement between American Century Variable Portfolios
          II, Inc. and American Century Investment Services, Inc. dated March
          13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World
          Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2  Amendment No. 1 to the Distribution Agreement between American Century
          Variable Portfolios II, Inc. and American Century Investment Services,
          Inc. dated June 1, 2000 (filed as Exhibit e9 to Post-Effective
          Amendment No. 19 to the Registration Statement on Form N-1A of
          American Century World Mutual Funds, Inc., File No. 33-39242, filed on
          May 25, 2000, and incorporated herein by reference).

EX-99.e3  Amendment No. 2 to the Distribution Agreement between American Century
          Variable Portfolios II, Inc. and American Century Investment Services,
          Inc. dated November 20, 2000 (filed as Exhibit e10 to Post-Effective
          Amendment No. 29 to the Registration Statement on Form N-1A of
          American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4  Amendment No. 3 to the Distribution Agreement between American Century
          Variable Portfolios II, Inc. and American Century Investment Services,
          Inc., dated March 1, 2001 (filed as Exhibit e4 to Post-Effective
          Amendment No. 36 to the Registration Statement of American Century
          Target Maturities Trust, File No. 2-94608, filed on April 17, 2001 and incorporated herein by reference).

EX-99.e5  Amendment No. 4 to the Distribution Agreement between American Century
          Variable Portfolios II, Inc. and American Century Investment Services,
          Inc., dated April 30, 2001 (filed as Exhibit e5 to Post-Effective
          Amendment No. 36 to the Registration Statement of American Century
          Target Maturities Trust, File No. 2-94608, filed on April 17, 2001 and incorporated herein by reference).

EX-99.e6  Amendment No. 5 to the Distribution Agreement between American Century
          Variable Portfolios II, Inc. and American Century Investment Services,
          Inc., dated May 24, 2001 (filed as Exhibit e6 to Post-Effective
          Amendment No. 21 to the Registration Statement of American Century
          Capital Portfolios, Inc., File No. 33-64872, filed on July 30, 2001 and incorporated herein by reference).

EX-99.e7  Amendment No. 6 to the Distribution Agreement between American Century
          Variable Portfolios II, Inc. and American Century Investment Services,
          Inc., dated August 1, 2001 (filed as Exhibit e7 to Post-Effective
          Amendment No. 21 to the Registration Statement of American Century
          Capital Portfolios, Inc., File No. 33-64872, filed on July 30, 2001 and incorporated herein by reference).

EX-99.e8  Amendment No. 7 to the Distribution Agreement between American Century
          Variable Portfolios II, Inc. and American Century Investment Services,
          Inc., dated December 3, 2001 (filed as Exhibit e8 to Post-Effective
          Amendment No. 16 to the Registration Statement of American Century
          Investment Trust, File No. 33-65170, filed on November 30, 2001 and incorporated herein by reference).

EX-99.e9  Amendment No. 8 to the Distribution Agreement between American Century
          Variable Portfolios II, Inc. and American Century Investment Services,
          Inc., dated March 1, 2002, (filed as Exhibit e9 to the Registration
          Statement of American Century Mutual Funds, File No. 2-14213, filed on
          February 28, 2002 and incorporated herein by reference).

EX-99.e10 Amendment No. 9 to the Distribution Agreement between American Century
          Variable Portfolios II, Inc. and American Century Investment Services,
          Inc., dated March 6, 2002, (filed as Exhibit e10 to the Registration
          Statement of American Century Mutual Funds, File No. 2-14213, filed on
          February 28, 2002 and incorporated herein by reference).

EX-99.g1  Global Custody Agreement between The Chase Manhattan Bank and the
          Twentieth Century and Benham Funds, dated August 9, 1996 (filed as
          Exhibit 8 to Post-Effective Amendment No. 31 to the Registration
          Statement on Form N-1A of American Century Government Income Trust,
          File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2  Amendment to Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated December 9, 2000
          (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
          Registration Statement of the Registrant, File No. 333-46922, filed on
          January 9, 2001, and incorporated herein by reference).

EX-99.g3  Master Agreement by and between Twentieth Century Services, Inc. and
          Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to
          Post-Effective Amendment No. 76 to the Registration Statement on Form
          N-1A of American Century Mutual Funds, Inc., File No. 33-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement American Century Variable Portfolios II,
          Inc. and American Century Services Corporation, dated August 1, 1997
          (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed July 31, 1997, and incorporated herein by reference).

EX-99.h2  Amendment dated March 9, 1998 to the Transfer Agency Agreement between
          American Century Variable Portfolios II, Inc. and American Century
          Services Corporation (filed as Exhibit 9 to Post-Effective Amendment
          No. 23 to the Registration Statement on Form N-1A of the American
          Century Municipal Trust, File No. 2-91229, filed March 26, 1998, and incorporated herein by reference).

EX-99.h3  Amendment No. 1 dated June 29, 1998 to the Transfer Agency Agreement between American Century Variable Portfolios II, Inc. and American
          Century Services Corporation (filed as Exhibit 9b to Post-Effective
          Amendment No. 23 to the Registration Statement on Form N-1A of
          American Century Quantitative Equity Funds, File No. 33-19589, filed
          June 29, 1998, and incorporated herein by reference).

EX-99.h4  Amendment No. 2 dated November 20, 2000 to the Transfer Agency
          Agreement between American Century Variable Portfolios II, Inc. and
          American Century Services Corporation (filed as Exhibit h4 to
          Post-Effective Amendment No. 30 to the Registration Statement of
          American Century California Tax-Free and Municipal Funds, File No.
          2-82734, filed on December 29, 2000 and incorporated herein by reference).

EX-99.h5  Amendment No. 3 to the Transfer Agency Agreement between American
          Century Variable Portfolios II, Inc. and American Century Services
          Corporation, dated August 1, 2001 (filed as Exhibit h5 to
          Post-Effective Amendment No. 44 to the Registration Statement of
          American Century Government Income Trust, File No. 2-99222, filed on
          July 31, 2001 and incorporated herein by reference).

EX-99.h6  Amendment No. 4 to the Transfer Agency Agreement between American
          Century Variable Portfolios II, Inc. and American Century Services
          Corporation, dated December 3, 2001 (filed as Exhibit h6 to
          Post-Effective Amendment No. 16 to the Registration Statement of
          American Century Investment Trust, Filed No. 33-65170, filed on
          November 30, 2001 and incorporated herein by reference).

EX-99.h7  Credit Agreement between American Century Funds and The Chase
          Manhattan Bank as Administrative Agent dated December 18, 2001 (filed as Exhibit h7 to Post-Effective Amendment No. 33 to the Registration
          Statement of American Century California Tax-Free and Municipal Funds,
          File No. 2-82734, filed on December 28, 2001 and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel (filed as Exhibit i to the Initial
          Registration Statement on Form N-1A of the Registrant, File No.
          333-46922, filed on September 29, 2000, incorporated herein by reference).

EX-99.j1  Consent of PricewaterhouseCoopers LLP.

EX-99.j2  Power of Attorney dated September 15, 2000 (filed as Exhibit j2 to the
          Initial Registration Statement on Form N-1A of the Registrant, File
          No. 333-46922, filed on September 29, 2000, incorporated herein by reference).

EX-99.p1  American Century Investments Code of Ethics (filed as Exhibit p1 to
          Post-Effective Amendment No. 30 to the Registration Statement of
          American Century California Tax-Free and Municipal Funds, filed on
          December 29, 2000, File No. 2-82734, incorporated herein by reference).